Exhibit 10.9

FIRST AMENDMENT TO THE

ASSIGNMENT AND ASSUMPTION AGREEMENT (NON-U.S.)

THIS FIRST AMENDMENT TO THE ASSIGNMENT AND ASSUMPTION AGREEMENT (NON-U.S.) (this “Amendment”) is made and entered into as of August 12, 2020, by and among Jay Pharma Inc., a Canada corporation (“Company”), Tikkun Pharma, Inc., a Delaware corporation (“TP”), and Tikun Olam IP Ltd., a Cayman Islands company (“TOCI”), and amends that certain Assignment and Assumption Agreement (the “Agreement”), dated as of January 10, 2020, by and among Company, TP and TOCI. Capitalized terms used but not defined herein have their respective meanings set forth in the Agreement.

1. Amendments. In accordance with the terms and conditions of the Agreement, the Agreement shall be amended as follows, effective as of the date hereof:

a.	The Recitals to the Agreement are hereby deleted and replaced in their entirety by the following:

“WHEREAS, TP has previously entered into that certain Amended and Restated Sublicense Agreement (Non-U.S.) dated January 12, 2018 (as amended by that certain First Amendment dated January 10, 2020, the “Sublicense”), pursuant to which TOCI sublicensed to TP certain rights in-licensed from Tikun Olam, Ltd., an Israeli corporation with registration number 514263771;

WHEREAS, in exchange for certain equity consideration as further described herein, TP wishes to transfer and assign to JP, and JP wishes to receive and assume from TP, any and all of TP’s rights and responsibilities under the Sublicense;

WHEREAS, JP has entered into a Tender Offer Support Agreement and Termination of Amalgamation Agreement (the “Tender Agreement”) with Ameri Holdings, Inc. and certain other parties signatory thereto and it is the express intention of the parties hereto that the transactions contemplated hereby will be not consummated until all of the conditions to the closing of transaction contemplated by the Tender Agreement have been satisfied.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:”

b.	Section 5.1 of the Agreement shall be deleted and replaced in its entirety by the following:

“5.1 Definition of Effective Date. For purposes of this Agreement, “Effective Date” means the date that all of the conditions to the consummation of the transactions contemplated by the Tender Agreement have been satisfied and JP has confirmed that the closing of the Tender Agreement shall occur within 24 hours. For the avoidance, in all cases, the Effective Date shall be deemed to have occurred prior to the consummation of the Tender Agreement. If the consummation of the Tender Agreement has not occurred by January 1, 2021, any party hereto may terminate this agreement by delivering written notice to the other parties.”

2. Effect of Amendment. Except as specifically set forth in this Amendment, all of the terms, provisions, representations, warranties, covenants and conditions contained in the Agreement shall remain unmodified and unwaived by the terms of this Amendment, and shall remain in full force and effect in accordance with their respective terms, and are hereby ratified, approved and confirmed in all respects. This Amendment shall not constitute any party’s consent or indicate its willingness to consent to any other amendment, modification or waiver of the Agreement, the schedules thereto or any instruments or agreements referred to herein or therein. This Amendment is supplemental to the Agreement and does, and shall be deemed to, form a part of, and shall be construed in connection with and as a part of, the Agreement for any and all purposes.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Facsimile or pdf copies of original signatures shall be as effective as originals.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first written above.

TIKKUN PHARMA, INC.		JAY PHARMA, INC.

By:	/s/ Barry Farkas	By:	/s/ Henoch Cohn

Name:	Barry Farkas	Name:	Henoch Cohn

Title:	Authorized Signatory	Title:	Chief Executive Officer

TIKUN OLAM IP LTD.

By: TO Pharmaceuticals LLC, its manager
By: TO Holding Group LLC, its manager
By: TO Global LLC, its manager

By:	/s/ Bernard Sucher

Name:	Bernard Sucher

Title:	Manager

Signature Page to

First Amendment to the Assignment and Assumption Agreement (Non-U.S.)